EXHIBIT 10.16

                 THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT


                  This Agreement is made as of July 1, 1997 among CTI Industries Corporation, a Delaware corporation (the "Borrower"), and First American Bank, an Illinois banking corporation (the "Bank"), and Stephen M. Merrick, John H. Schwan, and Howard W.
Schwan (the "Guarantors").

                  Whereas, the Borrower and the Bank are parties to a Loan and Security Agreement dated as of August 22, 1996, as it has been amended from time to time (the "Loan Agreement"), and the Borrower is the maker of the Revolving Note dated August 22, 1996 payable to the order of the Bank in the original principal amount of $3,000,000.00 (the "Revolving Note"), and the Borrower is the maker of the First Term Note dated August 22, 1996 payable to the order of the Bank in the original principal amount of $1,100,000.00 (the "First Term Note"), and the Borrower is the maker of the Second Term Note dated August 22, 1996 payable to the order of the Bank in the original principal amount of $2,200,000.00 (the "Second Term Note") each delivered by the Borrower to the Bank; and

                  Whereas, the obligations of the Borrower are secured by, among other things: a security interest in all of Borrower's assets; a first mortgage made by American National Bank and Trust Company of Chicago, not personally, but solely as Trustee under Trust Agreement dated September 19, 1984 and known as Trust No. 61978 (the "Trust") to secure the obligations of the Borrower under the Loan Agreement and the Second Term Note; and a Collateral Assignment of Beneficial Interest in the Trust (the "ABI")and

                  Whereas, the Guarantors have guaranteed the obligations of the Borrower to the Bank pursuant to a Guaranty dated August 22, 1996 (hereinafter referred to as the "Guaranty"); and

                  Whereas, on November 21, 1996 the Borrower and the Bank executed a First Amendment to Loan and Security Agreement whereby the Bank temporarily increased the rate of the advance limit on eligible inventory; and

                  Whereas, on March 21, 1997 the Borrower and the Bank executed a Second Amendment to Loan and Security Agreement whereby the Bank temporarily increased the rate of the advance limit on eligible inventory; and

                  Whereas,  the  Borrower and the Bank desire to enter into this
Agreement in order to extend additional indebtedness to the Borrower in the form of a third and fourth term loans, extend the maturity of the Revolving Note, and otherwise confirm the obligations of the Borrower under the Loan Agreement, the Note (as hereinafter defined), the Guaranty, the Mortgage, the ABI, and all other documents and instruments at any time evidencing, creating, or securing the obligations of the Borrower to the Bank (collectively, the "Loan Documents").

                  Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:




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                  1. Defined Terms.  Capitalized words used in this Agreement as defined terms are used herein with the same meanings as in the Loan Agreement, unless otherwise defined herein.

                  2. Amendment to Loan Agreement. Section 1.1 of the Loan Agreement shall be amended and restated and, as amended in its entirety, reads as follows:

                  1.1 Loan Amount. Subject to and upon the terms and conditions set forth in this Agreement, the Bank agrees to lend to the Borrower, from time to time, such sums as may be requested by the Borrower and which the Bank in its discretion agrees to lend from time to time, the total of which shall not exceed, in the aggregate, $6,553,513.67, subject to the further limits hereinafter set forth (the "Loan") pursuant to the First Term Loan, the Second Term Loan, the Third Term Loan, the Fourth Term Loan and the Revolving Loan hereinafter provided.

                  3. Amendment to Loan Agreement. The first paragraph in Section
1.1.3 of the Loan Agreement shall be amended and restated in its entirety and, as amended, reads as follows:

                  1.1.3 Revolving Loan. The Bank agrees to lend to the Borrower, subject to and upon the terms and conditions set forth herein, at any time or from time to time on or after the date hereof and on or before July 1, 1998, such amounts (each such loan and all such loans, collectively, as the context requires being herein referred to as the "Revolving Loan") as may be requested by the Borrower and which the Bank in its discretion agrees to lend from time to time, subject to the limitations hereinafter set forth. Within the limits and subject to and upon the terms and conditions herein set forth, amounts under the Revolving Loan may be borrowed and repaid and reborrowed from time to time. Except as otherwise permitted by the Bank, the aggregate unpaid principal amount of the Revolving Loan outstanding at any time shall not exceed the lesser of Three Million and No/100 Dollars ($3,000,000.00) or the Advance Limit (as hereinafter defined). The Revolving Loan shall be evidenced by and be repayable with interest in accordance with the terms of this Agreement and a promissory note payable to the order of the Bank in the original principal amount of $3,000,000.00 which shall be dated on or before the initial disbursement of the Revolving Loan and shall be duly executed and delivered by the Borrower (the "Revolving Note"). For purposes of this Agreement, the Advance Limit shall be equal to the sum of: (i) 80% of the Eligible Accounts (as defined in the Loan Agreement) or $3,000,000.00, whichever is less; and (ii) 25% of Eligible Inventory (as defined in the Loan Agreement) or $1,000,000.00, whichever is less, except for the period from June 19, 1997 through October 17, 1997 when the advance on Eligible Inventory shall be increased to 35% or $1,300,000.00, whichever is less.

                  4.       Amendment to Loan Agreement.   Section 1  of the Loan
Agreement shall be amended and restated in its entirety to add the following sub-sections:



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                  1.1.4  Third  Term  Loan.  The  Bank  agrees  to  lend  to the
         Borrower, subject to and upon the terms and conditions herein set forth, the sum of Two Hundred Seventy Five Thousand and No/100 Dollars ($275,000.00) (herein referred to as the "Third Term Loan"). The Third Term Loan shall be evidenced by and be repayable with interest in accordance with the terms of this Agreement and a promissory note payable to the order of the Bank in the original principal amount of $275,000.00, which shall be dated on or before the initial disbursement of the Third Term Loan and shall be duly executed and delivered by the Borrower (the "Third Term Note").

                  1.1.5  Fourth  Term  Loan.  The  Bank  agrees  to  lend to the
         Borrower, subject to and upon the terms and conditions herein set forth, the sum of Two Hundred Thousand and No/100 Dollars ($200,000.00)(herein referred to as the "Fourth Term Loan"). The Fourth Term Loan shall be evidenced by and be repayable with interest in accordance with the terms of this Agreement and a promissory note payable to the order of the Bank in the original principal amount of $200,000.00, which shall be dated on or before the initial disbursement of the Fourth Term Loan and shall be duly executed and delivered by the Borrower (the "Fourth Term Note").

                  5. Amendment to Loan Agreement. Section 1.2 of the Loan Agreement shall be amended and restated in its entirety to add the following sub-sections:

                  2.1.4 Third Term Loan Disbursements. The Third Term Loan shall be disbursed, as the Borrower shall direct, upon the satisfaction of the conditions set forth in Sections 2 and 3 of the Loan Agreement.

                  2.1.5 Fourth Term Loan Disbursements. The Fourth Term Loan shall be disbursed, as the Borrower shall direct, upon the satisfaction of the conditions set forth in Sections 2 and 3 of the Loan Agreement.

                  6. Amendment to Loan Agreement. Section 1.3 of the Loan Agreement shall be amended and restated in its entirety to add the following sub-sections:

                  1.3.4 Third Term Loan Interest and Penalties The Third Term Loan shall bear interest on its principal amount outstanding from time to time at a rate per annum equal to one percent (1%) per annum over the Bank's Prime Rate, which shall be adjusted daily when and as the Bank's Prime Rate changes. Upon and after the occurrence of an Event of Default, the Third Term Loan shall bear interest on its principal amount outstanding from time to time at a rate per annum (the "Third Term Loan Default Rate") equal to four percent (4%) per annum over the Bank's Prime Rate, which shall be adjusted daily when and as the Bank's Prime Rate changes. Interest accruing prior to maturity of the Third Term Loan (whether by lapse of time, acceleration, or other wise) shall be due and payable on the first day of each calendar month, commencing with the month following the date on which the first disbursement of the Third Term Loan is made. After maturity of the Third Term Loan (whether by lapse of time, acceleration, or otherwise) accrued interest shall be due and payable upon demand. The Borrower shall pay a late charge of five percent (5%) of the amount of any sum payable to the Bank under this Agreement or any of the Notes that is received by the Bank more than 10 days after the date on which it is due. Such late charges shall be due and payable on the due date of the next installment of principal or interest, together with the regular installment then due.




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                  1.3.5 Fourth Term Loan  Interest and Penalties The Fourth Term
         Loan shall bear interest on its principal amount outstanding from time to time at a rate per annum equal to one percent (1%) per annum over the Bank's Prime Rate, which shall be adjusted daily when and as the Bank's Prime Rate changes. Upon and after the occurrence of an Event of Default, the Fourth Term Loan shall bear interest on its principal amount outstanding from time to time at a rate per annum (the "Fourth Term Loan Default Rate") equal to four percent (4%) per annum over the Bank's Prime Rate, which shall be adjusted daily when and as the Bank's Prime Rate changes. Interest accruing prior to maturity of the Fourth Term Loan (whether by lapse of time, acceleration, or other wise) shall be due and payable on the first day of each calendar month, commencing with the month following the date on which the first disbursement of the Fourth Term Loan is made. After maturity of the Fourth Term Loan (whether by lapse of time, acceleration, or otherwise) accrued interest shall be due and payable upon demand. The Borrower shall pay a late charge of five percent (5%) of the amount of any sum payable to the Bank under this Agreement or any of the Notes that is received by the Bank more than 10 days after the date on which it is due. Such late charges shall be due and payable on the due date of the next installment of principal or interest, together with the regular installment then due.

                  7. Amendment to Loan Agreement. Section 1.4 of the Loan Agreement shall be amended and restated in its entirety to add the following sub-sections:

                  1.4.4 Third Term Loan Maturity. The Third Term Loan shall be due and payable in monthly installments of $7,738.89 of principal, commencing on November 1, 1997, and a like sum on the first day of each calendar month thereafter until the principal of and accrued and unpaid interest on the Third Term Loan is paid in full, provided that the outstanding principal of and accrued and unpaid interest on the Third Term Loan, if not sooner paid in full, shall be due and payable in full on October 1, 2000 (or earlier as provided in this Agreement or the Third Term Note).

                  1.4.5 Fourth Term Loan Maturity. The Fourth Term Loan shall be due and payable in monthly installments of $16,666.67 of principal, commencing on August 1, 1997, and a like sum on the first day of each calendar month thereafter until the principal of and accrued and unpaid interest on the Fourth Term Loan is paid in full, provided that the out standing principal of and accrued and unpaid interest on the Fourth Term Loan, if not sooner paid in full, shall be due and payable in full on July 1, 1998 (or earlier as provided in this Agreement or the Fourth Term Note).

                  8. Amendment to Loan Agreement. Section 2.1(a) of the Loan Agreement shall be amended and restated in its entirety and, as amended, reads as follows:




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                  (a) the First Term Note,  the Second Term Note, the Third Term
         Note, the Fourth Term Note, and the Revolving Note (collectively, the "Note");

                  9. Delivery of Loan Documents The Borrower shall execute and deliver to the Bank:

                  (a) a First Amendment to Revolving Note in the form attached as Appendix A hereto providing that the Revolving Note shall be due and payable in full on July 1, 1998 (or earlier as provided in the First Amendment to Revolving Note, or the Loan Agreement;

                  (b) a Third Term Note dated July 1, 1997 in the original principal amount of $275,000.00;

                  (c) a Fourth Term Note dated July 1, 1997 in the original principal amount of $200,000.00;

                  (d) a Guaranty dated July 1, 1997 executed by the Guarantors; and

                  (e)      an Officer's Certificate dated July 1, 1997.

                  10. Validity of Agreements. Except as specifically provided in this Agreement, all of the terms, provisions, and covenants of the Borrower in the Loan Agreement, the Note, and the other Loan Documents are now and shall remain in full force and effect and have not been and shall not be modified in any way and are hereby affirmed, confirmed, and ratified in all respects. The Borrower and the Guarantors hereby acknowledge that they have no claims or offsets against, or defenses or counterclaims to, the enforcement by the Bank of the Loan Agreement, the Note and the Amendment, or any of the other Loan Documents. After the date hereof, all references to "Agreement", "hereof", "herein", or the like appearing in the Loan Agreement shall be deemed to be references to the Loan Agreement as herein amended or modified; all references to the "First Term Note," the "Second Term Note," the "Third Term Note," the "Fourth Term Note," and the "Revolving Note" in the Loan Agreement, the Note, or any other Loan Documents shall be deemed to refer to the Note as amended by the Third Amendment to Loan and Security Agreement and any extension, renewal, refinancing, modification, amendment, or restructuring thereof.

                  11.      Miscellaneous Provisions.

                  a. This Agreement shall be governed by the internal laws of the State of Illinois.

                           b. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which, when taken together, shall constitute one and the same instrument.

                  c. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.




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                  d. This  Agreement  represents  the complete  agreement of the parties with respect to the subject matter hereof and supersedes all prior negotiations and Agreements with respect to the subject matter hereof.






                  In Witness hereof, the parties have executed this Agreement on the date first written above.

                                    BORROWER:
                                          CTI Industries Corporation

Attest:
                                          By:/s/Stephen M. Merrick,
                                            ---------------------
                                            Stephen M. Merrick,
By:/s/Howard W. Schwan                           President
   ------------------
   Howard W. Schwan,
   Secretary
                                            BANK:
                                            First American Bank


                                          By:/s/ Martin J. Carmody
                                              ---------------------
                                               Martin J. Carmody,
                                               Executive Vice President


                                            GUARANTORS:


                                            /s/ Stephen M. Merrick
                                            ---------------------
                                            Stephen M. Merrick,ndividually


                                            /s/ John H. Schwan
                                            ---------------------
                                            John H. Schwan, Individually


                                            /s/ Howard W. Schwan
                                            ---------------------
                                            Howard W. Schwan, Individually